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                                                                   EXHIBIT 10.21

                Amendment No. 1 to Shareholder Rights Agreement
                -----------------------------------------------


          This amendment, dated as of December 20, 1997, amends the Shareholder Rights Agreement dated as of February 16, 1989, as amended and restated as of March 12, 1990 (the "Rights Agreement") between Dynatech Corporation (the "Company") and BankBoston, N.A. (formerly The First National Bank of Boston), as Rights Agent (the "Rights Agent"). Terms defined in the Rights Agreement and not otherwise defined herein are used herein as so defined.

                              W I T N E S S E T H
                              -------------------

          WHEREAS, on February 16, 1989 the Board of Directors of the Company authorized the issuance of Rights to purchase, on the terms and subject to the provisions of the Rights Agreement, one share of the Company's Common Stock, par value $.20 per share; and

          WHEREAS, on February 16, 1989, the Board of Directors of the Company authorized and declared a dividend distribution of one Right for every share of Common Stock of the Company outstanding on the Record Date and authorized the issuance of one Right (subject to certain adjustments) for each share of Common Stock of the Company issued between the Record Date and the Distribution Date; and

          WHEREAS, on February 16, 1989, the Company and the Rights Agent entered into the Rights Agreement, which was amended and restated on March 12, 1990 to set forth the description and terms of the Rights; and

          WHEREAS, pursuant to Sections 27 and 29 of the Rights Agreement, the Company now desires to amend certain provisions of the Rights Agreement in order to supplement certain provisions therein;

          NOW, THEREFORE, the Rights Agreement is hereby amended as follows:

          1. Section 1(a) is amended by adding the following at the end thereof:

          "; and, provided, further, that as a result of the execution, delivery and performance under, or consummation of the transactions relating to and contemplated by the Agreement and Plan of Merger dated as of December
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          20, 1997 by and among the Company and CDRD Merger Corporation (the
          "Merger Agreement") CDRD Merger Corporation shall not be deemed an Acquiring Person for any purpose of this Agreement."

          2. Section 1(b) is amended by adding the following at the end thereof:

          "provided, however, that CDRD Merger Corporation shall not, during the effectiveness of the Merger Agreement, be declared an Adverse Person for any purposes of this Agreement."

          3.   Section 7(a) is amended to read in its entirety as follows:

          "(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one two-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrender Rights are then exercised, at or prior to the earlier of (i) the earlier of the Effective Time (as defined in the Merger Agreement) and the close of business on February 16, 1999 (the "Final Expiration Date") or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) or (ii) being herein referred to as the "Expiration Date"). Except as set forth in Section 7(e) hereof and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock.

          4. Except, as expressly herein set forth, the remaining provisions of the Rights Agreement shall remain in full force and effect.

                                       2
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          IN WITNESS WHEREOF, this Amendment No. 1 has been signed to be effective as of the close of business on the 20th day of December, 1997 by authorized representatives of each of the Company and the Rights Agent.

                              DYNATECH CORPORATION


                              By:
                                  -----------------------------------


                              BANKBOSTON, N.A.


                              By:
                                  -----------------------------------

                                       3
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                             DYNATECH CORPORATION

                             Officer's Certificate


          This Certificate is delivered pursuant to Section 27 of the Shareholder Rights Agreement dated as of February 16, 1989, as amended and restated as of March 12, 1990 (the "Rights Agreement") between Dynatech Corporation (the "Company") and BankBoston, N.A. (formerly The First National Bank of Boston), as Rights Agent (the "Rights Agent"). In delivering this Certificate the undersigned has examined a copy of the Rights Agreement and a copy of Amendment No. 1 to Shareholder Rights Agreement ("Amendment No. 1") dated as of December 20, 1997.

          The undersigned does hereby certify that Amendment No. 1 is in compliance with the terms of Section 27 of the Rights Agreement. Pursuant to said Section 27 of the Rights Agreement, the undersigned hereby directs the Rights Agent to execute Amendment No. 1.

          IN WITNESS WHEREOF, the undersigned has executed this certificate this 31st day of December, 1997.

                              DYNATECH CORPORATION


                              By:
                                  ---------------------------------
                              Title: